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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                DATE OF REPORT
                               DECEMBER 18, 1998
                       (DATE OF EARLIEST EVENT REPORTED)

                          VESTA INSURANCE GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

       1-12338                                            63-1097283
(COMMISSION FILE NO.)                          (IRS EMPLOYER IDENTIFICATION NO.)

3760 RIVER RUN DRIVE                                         35243
 BIRMINGHAM, ALABAMA                                       (ZIP CODE)
(ADDRESS OF PRINCIPAL
  EXECUTIVE OFFICES)

                                 (205)970-7000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        The Board of Directors of Vesta Insurance Group, Inc. (the "Company") adopted a resolution authorizing the Chairman of the Audit Committee, in his discretion, (i) to dismiss KPMG Peat Marwick LLP ("KPMG") as the Company's independent accountants, effective upon management's notification of KPMG of such dismissal and (ii) concurrently with such dismissal, to engage PricewaterhouseCoopers LLP ("PWC") as the Company's independent accountants for the fiscal year ending December 31, 1998.

        On December 18, 1998, the Company notified KPMG of the dismissal. Also on December 18, 1998, the Company engaged PWC as the Company's independent accountants, subject to PWC's normal client acceptance procedures. During the two most recent fiscal years, and during the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted PWC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by PWC with respect to any such consultation.

        KPMG audited the Company's annual consolidated financial statements as of and for each of the fiscal years ended December 31, 1993, 1994, 1995, 1996 and 1997 (the "Historical Financial Statements"). KPMG's auditors reports on these Historical Financial Statements did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, in connection with the Company's decision to restate the Historical Financial Statements in June, 1998, KPMG advised the Company that it could no longer be associated with these Historical Financial Statements. The Company subsequently issued restated financial statements as of and for the fiscal years ended December 31, 1996 and 1997 (the "Restated Financial Statements"), which were filed with the Securities and Exchange Commission as a current report on Form 8-K on August 20, 1998.
KPMG issued an auditors report on the Restated Financial Statements which did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        By the 8-K report to which this amendment relates, the Company reported that during the Company's two most recent fiscal years, and in the subsequent interim period, there have been no disagreements between the Company's management and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in an auditors report. However, KPMG has advised the Company as to certain issues regarding the financial presentation set forth in the Company's Form 10-Q filed with the Securities and Exchange Commission on November 16, 1998 that remain unresolved. Copies of letters dated November 18, 1998 and December 3, 1998 from KPMG summarizing these unresolved issues are filed herewith as Exhibits 16.1 and 16.2. KPMG has now clarified its view that these matters constitute reportable disagreements. The Audit Committee has discussed these matters with KPMG and has authorized KPMG to respond fully to the inquiries of PWC concerning these matters. The Company did not consult PWC, prior to its engagement as the Company's successor auditors, regarding such matters.

        As noted above, KPMG audited the Company's consolidated financial statements for the period ended December 31, 1997, which audit was completed March 27, 1998, except as to Note B,

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which is as of August 19, 1998.  By letter dated December 3, 1998, KPMG informed the Audit Committee of the Company's Board of Directors that, in connection with said audit and their reviews of the 1998 quarterly financial statements, it had noted certain matters involving internal controls that it considered to be reportable conditions under applicable auditors' reporting standards.

        KPMG has furnished to the Company a letter addressed to the Securities and Exchange Commission (the "Commission") concerning the information contained in this 8-K, a copy of which is attached as exhibit 16.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit 16.1 Letter from KPMG dated November 18, 1998 regarding certain financial presentation issues (correcting typographical errors in previously filed exhibit).

        Exhibit 16.2 Letter from KPMG dated December 3, 1998 regarding certain financial presentation issues (correcting typographical errors in previously filed exhibit).

        Exhibit 16.3 Letter from KPMG dated January 11, 1998 pursuant to item 304(a)(3)


                                   SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated  January 12, 1999

                             VESTA INSURANCE GROUP, INC.

                             /s/ James E. Tait
                             ----------------------------------------
                             By:  James E. Tait
                             Its:  Executive Vice President and Chief Financial
                                     Officer


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